UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2016

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

American Realty Capital New York City REIT, Inc.’s (the “Company”) 2016 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on June 29, 2016 and was adjourned for lack of quorum. The Annual Meeting was reconvened on July 15, 2016. At the reconvened Annual Meeting on July 15, 2016, there were present, in person or by proxy, stockholders holding an aggregate of 15,737,030 shares of the Company’s common stock, out of a total number of 30,722,106 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting.

At the reconvened Annual Meeting on July 15, 2016, stockholders voted on (i) the election of Lee M. Elman, Elizabeth K. Tuppeny, Edward M. Weil, Jr. and Abby M. Wenzel to the Company’s Board of Directors for one-year terms until the 2017 annual meeting of stockholders and until their respective successor is duly elected and qualified and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The stockholders elected all four nominees for director and ratified the appointment of KPMG. The full results of the matters voted on at the reconvened Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Lee M. Elman	14,287,463	622,212	827,355	*
Elizabeth K. Tuppeny	14,349,540	601,891	785,599	*
Edward M. Weil, Jr.	13,010,840	1,967,900	758,290	*
Abby M. Wenzel	14,348,687	607,626	780,717	*

Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,976,885	1,016,071	744,074	*

*	No broker non-votes were recorded in connection with Proposal No. 1 or Proposal No. 2.

Other Proposals

The reconvened Annual Meeting was further adjourned to July 29, 2016 at 9:00 a.m. (local time) to be held at 405 Park Avenue, New York, New York to permit stockholders of record as of April 18, 2016 additional time to consider the proposals listed below, and to enable the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., more time to solicit stockholder votes. Valid proxies submitted prior to the Annual Meeting on July 15, 2016 will continue to be valid for the reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting.

•	Proposal 3: To amend the Company’s charter to remove or revise provisions regarding the Company’s stock;

•	Proposal 4: To amend the Company’s charter to remove or revise provisions regarding stockholder voting rights;

•	Proposal 5: To amend the Company’s charter to remove or revise provisions regarding stockholder information rights;

•	Proposal 6: To amend the Company’s charter to remove or revise provisions regarding the composition of the Company’s board of directors;

•	Proposal 7: To amend the Company’s charter to remove or revise provisions regarding the conduct of the Company’s board of directors;

•	Proposal 8: To amend the Company’s charter to remove or revise provisions regarding the conduct of the Company’s business;

•	Proposal 9: To amend the Company’s charter to remove or add provisions restricting transfer and ownership of shares;

•	Proposal 10: To amend the Company’s charter to remove or revise provisions stating that the NASAA REIT guidelines control interpretation of the Company’s charter; and

•	Proposal 11: To amend the Company’s charter to remove or revise provisions relating to the Company’s sponsor, advisor and their affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2016	American Realty Capital New York City REIT, Inc.

	By:	/s/ Michael A. Happel
Michael A. Happel
Chief Executive Officer, President and Secretary